Exhibit 10.2

                  SCHEDULE TO EMPLOYEE'S STOCK OPTION AGREEMENT
                                  April 1, 1998

In addition to the Employee's Stock Option Agreement dated April 1, 1998, between the Company and Trudy Weed, the Company on the same date granted options to purchase Common shares in the capital stock of the Company on identical terms to the option granted to Ms. Weed to the following individuals in the following amounts:


                                ---------------------------- -------------------------

                                     Name of Optionee             No. of Shares
                                ---------------------------- -------------------------
                                ---------------------------- -------------------------
                                Lori Cox                              15,000
                                ---------------------------- -------------------------
                                ---------------------------- -------------------------
                                Vanessa Gill                          15,000
                                ---------------------------- -------------------------